                             THE GABELLI VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998


                                   * * * * *

    MORNINGSTAR RATED THE GABELLI VALUE FUND 5 STARS FOR THE FIVE YEAR PERIOD ENDED 3/31/98 AMONG 1363 DOMESTIC EQUITY FUNDS. THE FUND RECEIVED 4 STARS
  OVERALL AND 3 STARS FOR THE THREE YEAR PERIOD ENDED 3/31/98 AMONG 2437 FUNDS.


TO OUR SHAREHOLDERS,

     After a brief retreat in early January, stocks regained their momentum and indices across the market capitalization spectrum closed the quarter at or near record highs. The favorable economic backdrop for stocks - low inflation, low interest rates and solid corporate earnings growth - continued to buoy the market. However, the greatest driving force for the stock market continues to be liquidity. Deals, restructurings and share repurchase programs proved to be powerful factors underneath the market's strength. With the relatively uninspiring returns available from traditional alternatives to owning stocks, cash continued to flow into U.S. equity investments.

     As evidenced by the Dow Jones Industrial Average's (DJIA) and Standard & Poor's 500's (S&P 500) lead over smaller capitalization indices, big continued to be most beautiful. However, small and mid-cap stocks delivered excellent absolute returns.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1998, The Gabelli Value Fund's total return was a solid 14.9%. The Standard & Poor's (S&P) 500, Value Line Composite and Russell 2000 Index had returns of 13.9%, 11.6% and 10.1%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 68.7% over the trailing twelve month period. The S&P 500, Value Line Composite and Russell 2000 rose 48.0%, 43.0% and 42.0%, respectively, over the same twelve month period.

     For the five year period ended March 31, 1998, the Fund's return averaged 23.5% annually, versus average annual returns of 22.4%, 18.9% and 17.7% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through March 31, 1998, the Fund has a total return of 296.2%, which equates to an average annual return of 17.6%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1998 and are subject to change every month. Morningstar ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

INVESTMENT RESULTS (a)

-----------------------------------------------------------------------------------------------
                                  -----------------QUARTER----------------------
                                   1ST         2ND         3RD         4TH            YEAR
                                   ---         ---         ---         ---            ----
1998: Net Asset Value ........    $16.43        --          --          --             --
      Total Return ...........      14.9%       --          --          --             --
-----------------------------------------------------------------------------------------------
1997: Net Asset Value ........    $11.63      $14.11      $15.73      $14.30         $14.30
      Total Return ...........       1.0%       21.3%       11.5%        8.6%          48.2%
-----------------------------------------------------------------------------------------------
1996: Net Asset Value ........    $12.88      $13.08      $12.63      $11.52         $11.52
      Total Return ...........      10.9%        1.6%       (3.4)%       0.0%           8.7%
-----------------------------------------------------------------------------------------------
1995: Net Asset Value ........    $11.41      $11.75      $12.81      $11.61         $11.61
      Total Return ...........       8.8%        3.0%        9.0%        0.3%          22.5%
-----------------------------------------------------------------------------------------------
1994: Net Asset Value ........    $11.37      $11.55      $12.43      $10.49         $10.49
      Total Return ...........      (6.0)%       1.6%        7.6%       (2.7)%          0.0%
-----------------------------------------------------------------------------------------------
1993: Net Asset Value ........    $11.15      $11.93      $13.92      $12.09         $12.09
      Total Return ...........      10.1%        7.0%       16.7%        1.5%          39.4%
-----------------------------------------------------------------------------------------------
1992: Net Asset Value ........    $10.40      $ 9.84      $10.04      $10.13         $10.13
      Total Return ...........       9.7%       (5.4)%       2.0%        6.4%          12.7%
-----------------------------------------------------------------------------------------------
1991: Net Asset Value ........    $ 9.51      $ 9.50      $ 9.57      $ 9.48         $ 9.48
      Total Return ...........      11.8%       (0.1)%       0.7%        2.5%          15.3%
-----------------------------------------------------------------------------------------------
1990: Net Asset Value ........    $ 9.23      $ 9.36      $ 8.19      $ 8.51         $ 8.51
      Total Return ...........      (2.4)%       1.4%      (12.5)%       9.0%          (5.6)%
-----------------------------------------------------------------------------------------------
1989: Net Asset Value ........      --          --          --        $ 9.58         $ 9.58
      Total Return ...........      --          --          --           2.1%(b)        2.1%(b)
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------
          AVERAGE ANNUAL RETURNS - MARCH 31, 1998(a)
         --------------------------------------------

1 Year................................................68.7%
      ................................................59.4%(c)
5 Year................................................23.5%
      ................................................22.1%(c)
Life of Fund(b).......................................17.6%
      ................................................16.8%(c)
---------------------------------------------------------------

---------------------DIVIDEND HISTORY--------------------
PAYMENT (EX) DATE    RATE PER SHARE    REINVESTMENT PRICE
-----------------    --------------    ------------------
December 29, 1997          $2.720           $14.01
December 27, 1996          $1.110           $11.57
December 27, 1995          $1.230           $11.56
December 30, 1994          $1.600           $10.49
December 31, 1993          $2.036           $12.09
December 31, 1992          $0.553           $10.13
December 31, 1991          $0.334           $ 9.48
December 31, 1990          $0.420           $ 8.51
March 19, 1990             $0.120           $ 9.21
December 29, 1989          $0.068           $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------
                                       2

WHAT WE DO                                                             [PICTURE]

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last eight years at The Gabelli Value Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

IT JUST KEEPS GOING, GOING AND GOING!

     Despite being targeted by evil forces such as the Asian economic meltdown, high profile earnings disappointments in the technology sector and off-the-historical chart valuations, the stock market, like the "Energizer Bunny", just keeps going, going and going. We clearly underestimated the market's potential. The bad news is that based on almost any valuation benchmark, stocks are currently in historically unprecedented territory and the margin of safety is razor thin.

     Granted, it would be hard to imagine a better economic scenario for stocks. Economists are pegging inflation at 2.0% or lower and interest rates are low. Despite selected earnings dislocations resulting from Asian economic weakness, domestic corporate profits, on the whole, are meeting consensus expectations and Wall Street economists are predicting even better earnings growth in 1999. On the supply and demand front - remember that stocks go up in the short run when there are more buyers than sellers - continued strong merger and acquisition activity and substantial share repurchase programs are shrinking supply at a time when demand for stocks keeps rising. Put it all together, and it is understandable that stocks are advancing.

-----------------------------------------------------------------------------------------
                                 Flow of Funds
                                  ($ Billions)

                                              1993    1994     1995      1996      1997
                                              ----    ----    ------    ------    ------
SOURCES
-------
U.S. Deals                                    $234    $340    $  511    $  652    $  919
Stock Buybacks                                  37      46        99       176       179
Equity Mutual Funds Net                        130     119       128       222       232
Dividends                                      204     230       274       309       333
                                              ----    ----    ------    ------    ------
  SOURCES:                                     605     735     1,012     1,359     1,663
                                              ----    ----    ------    ------    ------
USES
----
IPOs                                           103      62        82       115       118
U.S./International Equity Capital Flow
  U.S. Purchases of Non-U.S. Equities          309     434       396       514       762
  International Purchases of U.S. Equities     246     387       346       457       723
    Net Flow:                                   63      47        50        57        39
                                              ----    ----    ------    ------    ------
    USES:                                      166     109       132       172       157
                                              ----    ----    ------    ------    ------
    NET FLOW OF FUNDS:                        $439    $626    $  880    $1,187    $1,506
                                              ====    ====    ======    ======    ======

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES.
-----------------------------------------------------------------------------------------

BEAR WATCH

     Today, the two questions confronting equity investors are: What could happen to disrupt this ideal economic environment for stocks? And, even if the economic news continues to be good, isn't it already more than fully reflected in stock prices? In our last report to you, we shared a laundry list of our investment anxieties, which included problems in Asia spilling into Latin American currencies and economies, wage inflation not matched by productivity gains, oil prices rising significantly from today's low levels, a prospective crisis in confidence if Treasury Secretary Rubin leaves and the possibility that Federal Reserve Board Chairman Greenspan may step down at the end of his current term, and last, but not least, high equity valuations and a low margin of safety.

     We have many of the same worries today and our concern over equity valuations has been heightened by the market's sharp rise in the first quarter. As we have stated many times in the past, we believe valuations do matter and that ultimately stocks will trade at rational relationships to their economic value. We have to question whether even the best companies in this "best of all possible worlds" for stocks should trade at 50+ times earnings and three to four times annual earnings growth rates. We are sure value investors share this concern. However, money continues to flow into arguably the most overvalued sector of the market - the mega-cap growth stocks. It is somewhat of a reverse panic. Investors are afraid not to own these stocks. Mr. Market remains at work. It is increasingly difficult for us to find bargains in this environment.

     One would think professional investors (ie: mutual fund managers) would be exhibiting more restraint. Unfortunately, with mutual fund investors increasingly focused on short term performance, portfolio managers holding cash in a rising market have the life expectancy of fast dogs that chase cars. Many are holding their noses, closing their eyes, crossing their fingers and making investments that are difficult to justify on a fundamental basis. They may continue to be rewarded for throwing in the valuation towel. But, at some point, they and their shareholders will receive a painful reminder that the market will not suffer fools indefinitely.

FINDING VALUE IN AN OVERVALUED STOCK MARKET

     With the stock market at current levels, true investment bargains are getting harder to come by. We do not have a philosophical problem keeping powder dry when values become more scarce. The Fund's cash position has increased to approximately 15% of assets at the end of the quarter. We believe the biggest pocket of value contains strong franchises in consolidating industries. This quarter, we have received premium bids on two portfolio holdings:

     o Southern New England Telecommunications is being acquired by SBC Communications, and

     o    Echlin is being pursued by SPX Corp.

     When we review the portfolio, we see dozens of small and mid-sized franchises in a range of industries that we believe would be attractive acquisitions for larger companies looking to grow their businesses.

     We also think we can continue to make good money on restructuring candidates. This quarter, Whitman Corp. spun-off Hussmann International, its commercial refrigeration business, and Midas Muffler to shareholders. The three pieces are now trading well above Whitman's price prior to the spin-offs. ITT Industries announced it is considering selling its auto parts business. If they do sell, we think we will see a better appraisal for the company's much more profitable pump and valve and defense electronics businesses. The Fund owns many more companies whose parts, in our view, are worth considerably more than the current market value of the whole. We believe corporate managements will continue to restructure their companies in ways that make strategic and financial sense.

     In addition, there are several industry groups that despite strong performance over the last year or so, still seem quite reasonable to us. Looking ahead, we think investors will more fully appreciate industries and companies in which the cash flow and earnings picture is not clouded by uncertainties over the impact of foreign operations and currency turmoil. True to our stock picking discipline, we have been and will continue to be selective in these and other industry groups - focusing, as always, on quality companies trading at a discount to our appraisal of economic value.

PATIENCE REWARDED

     In the Barron's 1998 Roundtable segment reprinted in the Fund's 1997 Annual Report, we highlighted Seagram's and Viacom as relatively large portfolio holdings that did not perform well in what was quite a good year for the Fund. We reviewed our assessment of the values, talked about some of the positive events happening at each company and reaffirmed our commitment to these loaded laggards.

     Our patience has been rewarded with Seagram's stock gaining 18% and Viacom stock climbing 30% in the first quarter of 1998. In the case of Seagram's, we cannot isolate any single event responsible for the stock's excellent performance this quarter. We think Wall Street finally did its homework and came to the conclusion that the rather complex transaction with Home Shopping Network and the purchase of the additional 50% of USA Network made good financial and strategic sense.

     The move in Viacom was quite literally "Titanic". This blockbuster will certainly boost parent company Viacom's 1998 earnings. However, in our opinion, the turnaround in the other Blockbuster (Blockbuster Entertainment, Viacom's huge video rental business), will provide even greater benefits for the company going forward. Especially important, the company continues to pare debt, with a big paydown coming from the sale of Simon & Schuster's publishing operations.

QUIPS ON MANAGEMENT

     Our Chief Investment Officer, Mario J. Gabelli, was recently interviewed by a leading investor relations consulting firm to discuss how we, as securities analysts, evaluate corporate managements. We would like to share with you excerpts from this interview...

     "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rational is simple - we believe a princess who kisses a frog is more likely to turn into a frog than the frog is to turn into a prince.

     We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10-K, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners - the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders.

     We are not for or against corporate managements. We are for shareholders - our clients. We don't encourage managements to run their companies to maximize short term returns and sacrifice long term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs--build the value of their businesses in a manner that benefits long term shareholders."

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $65.75 - ASE), based in Woodbury, NY, is a major cable TV operator serving 2.9 million subscribers, including managed systems. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. Cablevision has also purchased Tele-Communications Inc.'s ten New York area cable properties with roughly 820,000 subscribers by issuing over 12.2 million shares (a one-third interest in the company) and assuming about $670 million of TCI's debt. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

CENTURY TELEPHONE ENTERPRISES INC. (CTL - $61.125 - NYSE), based in Monroe, Louisiana, is the tenth largest local telephone company with over 500,000 access lines in 14 states in the South and Midwest. Century Telephone is also the tenth largest domestic cellular company. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CTL is adding seven states, ten cellular markets and 640,000 access lines to its business base. The acquired operations are expected to nearly double Century's revenues. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier (CLEC) operations.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $58.9375 - NYSE), through its 79% ownership of BHC Communications (BHC - $141.125 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $108.375 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and four UPN affiliates. United Television has purchased WHSW in Baltimore for $80 million and has an agreement to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.6 billion in cash and marketable securities.

[CHART]
Chris-Craft Industries
         |
  79%    |
         |
BHC Communications
         |
  59%    |
         |
United Television

ECHLIN INC. (ECH - $52.4375 - NYSE) is a leading producer of quality automotive parts. The company is a worldwide manufacturer of brake, engine, power transmission and steering and suspension system products for a wide range of vehicles and off-road equipment. Two-thirds of Echlin's business is replacement parts used to repair cars and trucks. These products are sold to a broad base of aftermarket customers who then supply the parts to professional technicians and do-it-yourselfers. Echlin has become the target of a hostile takeover bid by SPX Corp. (SPW - $76.3125 - NYSE).

GRUPO TELEVISA SA (TV - $36.625 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat (SPOT - $60.875 - Nasdaq) and Univision Communications (UVN - $37.25 - NYSE). A five year restructuring plan - "Televisa 2000" - is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

MEDIA GENERAL INC. (MEG'A - $49.1875 - ASE) is a Richmond, VA-based communications company, publishing 21 daily newspapers throughout the Southeast. Media General operates fourteen network television stations in Southeastern markets, including Birmingham, Tampa and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers at its Garden State Paper Co.

TELE-COMMUNICATIONS INC. (TCOMA - $31.0938 - NASDAQ), one of the largest cable TV operators in the U.S., is guided by Dr. John Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International Inc. (TINTA - $20.125 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. Cost reduction programs, including overhead reduction, are showing substantial progress and increasing operating cash flow.

US WEST MEDIA GROUP (UMG - $34.75 - NYSE), the cable television arm of US West Inc., is the owner and operator of cellular, cable TV and telephone directory businesses in the United States and in various international markets. AirTouch Communications has agreed to acquire the domestic wireless operations of US West Media Group for stock valued at $4.3 billion and the assumption of $1.4 billion of debt. UMG's international wireless operations are not included.

VIACOM INC. (VIA - $53.125 - ASE; VIA'B - $53.75 - ASE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Following its acquisitions of Paramount Communications and Blockbuster Entertainment, the company is now divesting non-core assets to reduce its debt of approximately $10 billion and is focusing on the global expansion of its media franchises. The company divested its cable systems subsidiary in a transaction with Tele-Communications Inc. which reduced Viacom's debt by $1.7 billion and the n umber of common shares outstanding by about four percent. Its radio group, Evergreen Media, is being sold for $1.1 billion in cash.

Its publishing business, Simon & Schuster, has been put up for sale. Viacom is well-positioned in music (notably MTV) and cable networks such as Nickelodeon.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

IN CONCLUSION

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

     The Gabelli Value Fund has enjoyed another solid quarter in another year in which we will strive to achieve our long term goal of generating a real rate of return in excess of ten percent. We are concerned about equity valuations, but believe the portfolio is positioned in industries and companies that still offer good fundamental value. We think the portfolio will continue to benefit from ongoing merger and acquisition and restructuring activity. We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                      Sincerely,



                                      /s/ Mario J. Gabelli, CFA

                                      MARIO J. GABELLI, CFA
                                      Portfolio Manager and
                                      Chief Investment Officer

April 30, 1998

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 1998

    Media General Inc.                      Echlin Inc.
    Viacom Inc.                             Grupo Televisa SA
    Cablevision Systems Corp.               Century Telephone Enterprises
    Chris-Craft Industries Inc.             Tele-Communications Inc.
    US West Media Group                     USA Networks Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
SHARES                                                                VALUE
------                                                                ------
         COMMON STOCKS--83.7%
         AEROSPACE--0.6%
200,000  Fairchild Corp., Cl. A+.................................  $  4,312,500
                                                                   ------------
         AUTOMOTIVE: PARTS AND ACCESSORIES--3.2%
370,000  Echlin Inc. ............................................    19,401,875
100,000  Handy & Harman..........................................     3,518,750
 20,000  Quaker State Corp. .....................................       376,250
 30,000  Ragan (Brad) Inc.+......................................     1,125,000
                                                                   ------------
                                                                     24,421,875
                                                                   ------------
         AVIATION: PARTS AND SERVICES--0.5%
 15,000  Barnes Group Inc. ......................................       499,687
150,000  Coltec Industries Inc.+.................................     3,750,000
                                                                   ------------
                                                                      4,249,687
                                                                   ------------
         BROADCASTING--7.9%
120,000  Ackerley Group Inc......................................     2,452,500
493,020  Chris-Craft Industries Inc.+............................    29,057,366
106,000  Gray Communications Systems Inc., Cl. B.................     3,074,000
460,000  Grupo Televisa SA, GDR+.................................    16,847,500
120,000  Liberty Corp. ..........................................     6,120,000
275,000  Paxson Communications Corp., Cl. A+.....................     3,059,375
                                                                   ------------
                                                                     60,610,741
                                                                   ------------
         BUSINESS SERVICES--1.0%
119,000  Berlitz International Inc., New+........................     3,220,437
 80,000  Computer Sciences Corp.+................................     4,400,000
                                                                   ------------
                                                                      7,620,437
                                                                   ------------
         CABLE--12.0%
 18,750  Cable Michigan Inc.+....................................       478,125
610,000  Cablevision Systems Corp., Cl. A+.......................    40,107,500
580,000  TCI Ventures Group......................................    10,186,250
530,000  Tele-Communications Inc., Cl. A, New+...................    16,479,688
700,000  US WEST Media Group+....................................    24,325,000
                                                                   ------------
                                                                     91,576,563
                                                                   ------------
         COMMUNICATIONS EQUIPMENT--0.4%
 43,000  Northern Telecom Ltd. ..................................     2,778,875
 30,000  Scientific-Atlanta Inc. ................................       586,875
                                                                   ------------
                                                                      3,365,750
                                                                   ------------
         CONSUMER PRODUCTS--2.1%
350,000  Carter-Wallace Inc. ....................................     6,365,625
203,000  General Cigar Holdings Inc., Cl. B+.....................     3,108,437
 45,000  Ralston Purina Group....................................     4,770,000
 41,700  Syratech Corp.+.........................................     1,480,350
                                                                   ------------
                                                                     15,724,412
                                                                   ------------
         CONSUMER SERVICES--1.1%
100,000  Loewen Group Inc. ......................................     2,525,000
205,000  Ticketmaster Group Inc.+................................     6,175,625
                                                                   ------------
                                                                      8,700,625
                                                                   ------------
           DIVERSIFIED INDUSTRIAL--2.5%
   80,000  Honeywell Inc. .......................................  $  6,615,000
  140,000  ITT Industries Inc. ..................................     5,328,750
  216,000  Katy Industries Inc. .................................     4,104,000
   60,000  Lamson & Sessions Co.+................................       397,500
   25,000  Lukens Inc. ..........................................       817,188
  250,000  Tyler Corp.+..........................................     1,937,500
                                                                   ------------
                                                                     19,199,938
                                                                   ------------
           ENERGY--1.4%
  120,000  Pennzoil Co. .........................................     7,755,000
  136,000  Southwest Gas Corp. ..................................     2,839,000
                                                                   ------------
                                                                     10,594,000
                                                                   ------------
           ENTERTAINMENT--12.0%
  175,660  Ascent Entertainment Group Inc.+......................     1,811,494
  175,000  BET Holdings Inc., Cl. A+.............................    10,696,875
   56,000  GC Companies Inc.+....................................     2,929,500
  500,000  USA Networks Inc.+....................................    13,625,000
1,170,000  Viacom Inc., Cl. A+...................................    62,156,250
                                                                   ------------
                                                                     91,219,119
                                                                   ------------
           EQUIPMENT AND SUPPLIES--5.4%
   75,000  Aeroquip-Vickers Inc. ................................     4,335,937
  210,000  AMP Inc. .............................................     9,200,625
   50,000  Ampco-Pittsburgh Corp. ...............................       925,000
   25,000  Deere & Co. ..........................................     1,548,438
   12,000  Flowserve Corp. ......................................       391,500
  130,000  Gerber Scientific Inc. ...............................     3,388,125
  210,000  Hussmann International Inc. ..........................     3,937,500
  132,000  Pittway Corp., Cl. A..................................     9,504,000
   75,000  Sequa Corp., Cl. A+...................................     5,545,313
   24,500  Sequa Corp., Cl. B+...................................     1,932,437
    5,000  Smith (A.O.) Corp. ...................................       222,500
                                                                   ------------
                                                                     40,931,375
                                                                   ------------
           FINANCIAL SERVICES--1.5%
  120,000  American Bankers Insurance Group Inc. ................     7,740,000
   30,000  Lehman Brothers Holdings Inc. ........................     2,246,250
   39,500  Pioneer Group Inc. ...................................     1,234,375
                                                                   ------------
                                                                     11,220,625
                                                                   ------------
           FOOD AND BEVERAGE--3.5%
   33,739  Advantica Restaurant Group Inc.+......................       316,303
   55,000  Corn Products International Inc.+.....................     1,973,125
  200,000  Quaker Oats Co. ......................................    11,450,000
   90,000  Seagram Co. Ltd. .....................................     3,436,875
  500,000  Whitman Corp. ........................................     9,875,000
                                                                   ------------
                                                                     27,051,303
                                                                   ------------
           HEALTH CARE--0.3%
  250,000  IVAX Corp.+...........................................     2,187,500
                                                                   ------------
           HOTELS AND GAMING--2.3%
  502,000  Aztar Corp.+..........................................     4,329,750
  180,000  Circus Circus Enterprises Inc.+.......................     3,780,000
  100,601  Gaylord Entertainment Co., Cl. A......................     3,596,486
  110,000  Hilton Hotels Corp. ..................................     3,506,250
  110,000  Mirage Resorts Inc.+..................................     2,674,375
                                                                   ------------
                                                                     17,886,861
                                                                   ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                               ------
           COMMON STOCKS (CONTINUED)
           METALS AND MINING--0.6%
   40,000  Barrick Gold Corp. ..................................  $    865,000
  158,000  Echo Bay Mines Ltd.+.................................       365,375
   75,000  Homestake Mining Co. ................................       815,625
   55,000  Placer Dome Inc. ....................................       725,312
  465,000  Royal Oak Mines Inc.+................................       552,187
  300,000  TVX Gold Inc.+.......................................       975,000
                                                                  ------------
                                                                     4,298,499
                                                                  ------------
           PUBLISHING--13.3%
  200,000  Golden Books Family Entertainment Inc.+..............     2,300,000
   55,000  McGraw-Hill Companies Inc. ..........................     4,183,438
1,700,000  Media General Inc., Cl. A............................    83,618,750
  165,000  Meredith Corp. ......................................     6,950,625
   29,000  Reader's Digest Association Inc., Cl. A..............       792,063
  130,000  Reader's Digest Association Inc., Cl. B..............     3,493,750
                                                                  ------------
                                                                   101,338,626
                                                                  ------------
           REAL ESTATE--1.8%
  650,000  Catellus Development Corp.+..........................    12,065,625
  130,000  Griffin Land & Nurseries Inc.+.......................     1,950,000
                                                                  ------------
                                                                    14,015,625
                                                                  ------------
           RETAIL--2.2%
   25,000  Burlington Coat Factory Warehouse Corp. .............       434,375
  100,000  Giant Food Inc., Cl. A...............................     3,862,500
  110,000  Hartmarx Corp.+......................................       914,375
   50,000  Ingles Markets Inc., Cl. A...........................       675,000
  120,000  Lillian Vernon Corp. ................................     2,092,500
  210,000  Neiman Marcus Group Inc.+............................     8,623,125
                                                                  ------------
                                                                    16,601,875
                                                                  ------------
           SPECIALITY CHEMICAL--0.5%
  142,500  Ferro Corp. .........................................     4,185,937
                                                                  ------------
           TELECOMMUNICATIONS--3.1%
  502,250  Citizen Utilities Co., Cl. B+........................     5,305,016
   46,300  Commonwealth Telephone Enterprises Inc.+.............     1,302,187
    5,000  Frontier Corp. ......................................       162,813
   70,000  RCN Corp.+...........................................     3,508,750
  184,400  Southern New England
            Telecommunications Corp. ...........................    13,334,425
                                                                  ------------
                                                                    23,613,191
                                                                  ------------
           WIRELESS COMMUNICATIONS--4.5%
  273,000  Century Telephone Enterprises Inc. ..................    16,687,125
  150,000  COMSAT Corp. ........................................     5,165,625
   45,000  Loral Space & Communications Ltd.+...................     1,257,188
  175,000  TCI Satellite Entertainment Inc., Cl. A+.............     1,246,875
  250,000  Telecom Italia Mobile SpA............................  $  1,342,332
  180,000  Telephone and Data Systems Inc. .....................     8,550,000
                                                                  ------------
                                                                    34,249,145
                                                                  ------------
TOTAL COMMON STOCKS.............................................   639,176,209
                                                                  ------------
           PREFERRED STOCK--0.5%
           PUBLISHING--0.5%
  155,500  News Corp. Ltd., Sponsored ADR
            Preference Shares...................................     3,576,500
                                                                  ------------
PRINCIPAL
 AMOUNT
---------

              CORPORATE BOND--0.1%
              ENTERTAINMENT--0.1%
$    497,000  Viacom Inc., Sub. Deb.,
               8.00% due 07/07/06...............................       508,804
                                                                  ------------
              U.S. TREASURY BILL--14.6%
 111,000,000  4.97%++ due 04/02/98..............................   110,984,675
                                                                  ------------
              REPURCHASE AGREEMENT--1.1%
   8,726,000  Agreement with Salomon Inc., 5.90%
               due 04/01/98(b)..................................     8,726,000
                                                                  ------------
TOTAL INVESTMENTS (Cost $491,452,045)(a)............   100.0%      762,972,188

OTHER ASSETS AND LIABILITIES (NET)..................     0.0           342,801
                                                       -----      ------------
NET ASSETS
  (46,447,621 shares outstanding)...................   100.0%     $763,314,989
                                                       =====      ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER SHARE...................................              $      16.43
                                                                  ============
MAXIMUM OFFERING PRICE PER SHARE
  ($16.43/.945, based on maximum sales
  charge of 5.5% of the offering price
  at March 31, 1998)................................              $      17.39
                                                                  ============

---------------

(a)  For Federal tax purposes:
     Aggregate cost                           $491,901,237
                                              ============
     Gross unrealized appreciation            $275,000,940
     Gross unrealized depreciation              (3,929,989)
                                              ------------
     Net unrealized appreciation              $271,070,951
                                              ============
(b)  Agreement dated 03/31/98 to be repurchased at
     $8,727,430 collateralized by $6,387,000 U.S. Treasury
     Bond, 9.125% due 05/15/18 (value $9,124,929).
+    Non-income producing security
++   Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt


          THE GABELLI VALUE FUND INC.
             One Corporate Center
           Rye, New York 10580-1434
                 1-800-GABELLI
               [1-800-422-3554]                        [PHOTO OF GABELLI]
              FAX: 1-914-921-5118
            http://www.gabelli.com
           e-mail: info@gabelli.com
(Net Asset Value may be obtained daily by calling
        1-800-GABELLI after 6:00 P.M.)


                              BOARD OF DIRECTORS

Mario J. Gabelli, CFA                           Robert J. Morrissey
Chairman and Chief                              Attorney-at-Law
Investment Officer                              Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                                  Karl Otto Pohl
President                                       Former President
Bill Callaghan Associates                       Deutsche Bundesbank

Felix J. Christiana                             Anthony R. Pustorino
Former Senior Vice President                    Certified Public Accountant
Dollar Dry Dock Savings Bank                    Professor, Pace University

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.


                                   OFFICERS

Mario J. Gabelli, CFA                           Bruce N. Alpert
President and Chief                             Chief Operating Officer,
Investment Officer                              Vice President and Treasurer

James E. McKee
Secretary


                                  CUSTODIAN
                    Boston Safe Deposit and Trust Company

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                     State Street Bank and Trust Company

                                LEGAL COUNSEL
                           Willkie Farr & Gallagher

                                 UNDERWRITER
                           Gabelli & Company, Inc.

-------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------------------------



                                     THE

                                   GABELLI

                                    VALUE

                                     FUND

                                     INC.





                             FIRST QUARTER REPORT
                                MARCH 31, 1998